EXHIBIT 3.1

        3.1     Articles of Incorporation of the Registrant, as amended.


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                                  STATE OF DELEWARE


                             OFFICE OF SERETARY OF STATE

                                  -----------------

     I  MICHAEL  HARKINS,  SECRETARY  OF  THE  STATE OF THE STATE OF DELAWARE DO

HEREBY  CERTIFY  THE  ATTACHED  IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF

INCORPORATION  OF THE VENDING GROUP, INC. FILED IN THIS OFFICE ON THE THIRTEENTH

DAY  OF  JULY.  A.D.  1987.  AT  9  O'CLOCK


                             | | | | | | | | | | | |





                   RECEIVED FOR RECORD

                         AUG 7 1987

                 William M. Honey, Recorder

                                             /s/ Michael Harkins
                                             -----------------------------------
                                             Michael Harkins, Secretary of State

          [SEAL]                             AUTHENTICATION:     :1318271

        [777194003]                               DATE:               07/16/1987

  DOCUMENTARY             CERTIFICATE OF INCORPORATION
   SURCHARE                             OF                           FILED
  PAID $3.00                   THE YENNING GROUP, INC.            JUL 13, 1987
                               A STOCK CORPORATION              Michael Harkins
               25464                                                  9 AM
                                                              SECRETARY OF STATE

FIRST:  The  name  of  this  Corporation  is  .THE  YENNING  GROUP,  INC.
                                              ----------------------------------

--------------------------------------------------------------------------------

SECOND:  Its Registered Office in the state of Delaware is
                                          to be located at   Coffee Run
                                                             Professional Centre


Lancaster  Pike  &  Loveville  Road  in  the  City  of Hockessin
-----------------------------------                    ---------

County  of   NewCastle   Zip Code     19707   . The Registered Agent in charge
          ---------------        -------------

thereof  is  .The  Incorporators  Ltd
----------------------------------------------------        --------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


THIRD:     The  purpose  of  the  corporation  is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.


FOURTH: The amount of the total authorized capital stock of this corporation is Three Hundred Thousand Dollars---------------------Dollars ($300,000.00) divided
---------------------------------------------------        -------------
into  shares,  of  (.00l  Cent  Each)  Dollars ($0.001)  each.
                   ------------------           --------

FIFTH:  The  name  and  mailing  address  of  the  incorporator  are as follows:

     Name               L.  H.  Joseph  Jr.
----------------------------------------------------        --------------------
     Mailing Address    8344  Melrose  Ave.  #23
----------------------------------------------------        --------------------
                        Los Angeles, California     ZIP CODE   90069
----------------------------------------------------        --------------------


I THE UNDERSIGNED, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate. and do certify that the facts herein stated are true. and I have accordingly hereunto set my hand this 8th day of July A.D. 1987.
          -------       -------       ----


                                         /s/
                                         --------------------------------

                                                         STATE OF DELAWARE
                                                        SECRETARY  OF  STATE
                                                      DIVISION OF CORPORATIONS
                                                     FILED  09:00 AM 11/22/1996
                                                         960342552 - 2131817


                                STATE OF DELAWARE
                             CERTIFICATE FOR RENEWAL
                             AND REVIVAL OF CHARTER

       THE  VENDING  GROUP,  INC.                                            , a
-----------------------------------------------------------------------------

corporation organized under the laws of Delaware, the charter of which was voided for nonpayment of taxes, now desires to procure a restoration, renewal and revival of Its charter, and hereby certifies as follows:

      1.     The name  of  this  corporation  is  THE  VENDING  GROUP,  INC.
                                                --------------------------------
             -------------------------------------------------------------------

      2.     Its registered office in the State of Delaware Is located 3422  Old
                                                                       ---------
             Capitol Trail, #700  Street, City of Wilmington Zip Code 19808-6192
             -------------------                  ----------         -----------
             County of New  Castle  the  name  and  address  of  its  registered
                      ------------
             agents is Delaware  Business Incorporators, Inc.
                      ----------------------------------------------------------

      3. The date of filing of the original Certificate of Incorporation in Delaware was July 13, 1987.
                          ------------------------------------------------------

      4. The date when restoration, renewal, and revival of the charter of this company is to commence the 29th day of February 1996 same
                                              -------      ----------------
             being prior to the date of the expiration of the charter. This renewal and revival of the charter of this corporation Is to be perpetual.

      5. This corporation was duly organized and carried on the business authorized by its charter until the 1st day of March A.D. 1996, at
                                                 -----      ------      ----
             which time its charter became inoperative and void far non-payment of taxes and this certificate for renewal and revival is filed by my authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

     IN TESTIMONY WHEREOF, and in compliance with the provisions of Section 312 of the General Corporation Law of the State of Delaware, as amended, providing for the renewal. extension and restoration of charters, Richard Unwin
                                                                  --------------
the last and acting authorized officer hereunto act his/her hand to this certificate this 18th day of November 1996.
                  ----         ---------------


                                                BY:  /s/ Richard Unwin
                                                   ----------------------------

                                TITLE  OF  OFFICER:  President
                                                   ----------------------------

                                STATE OF DELAWARE

                        Office of the Secretary of State
                        --------------------------------


     I, EDWARD J. FREEL, SECRETARY OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "COMTECH CONSOLIDATION GROUP, INC." IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND WAS A LEGAL CORPORATE EXISTENCE SO FAR AS THE RECORDS OF THE OFFICE SHOW, AS OF THE 23RD DAY OF JULY A.D. 1987.



                                     [SEAL]




                                        /s/  EDWARD  J.  FREEL
                                     -------------------------------------------
                        [SEAL]          EDWARD  J.  FREEL,  Secretary  of  State

  2130817   8300                        AUTHENTICATION:  8572389

  971245210                             DATE:  07-23-97

    STATE OF DELAWARE
   SECRETARY  OF  STATE
 DIVISION OF CORPORATIONS
FILED  09:00 AM 07/22/1997
    971242672 - 2131819

                         CERTIFICATE  OF  AMENDMENT  OF
                         ------------------------------
                         CERTIFICATE  OF  INCORPORATION
                         ------------------------------

THE  VENDING  GROUP,  INC.,  a  corporation  organized and existing under and by
--------------------------
virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That a meeting of the Board of Directors of said corporation, resolutions were duly adopted setting froth a proposed amendment of the Certificate of Incorporation of said corporation. declaring such amendment to be advisable and calling a meeting of the stockholders of such corporation for consideration thereof. The resolution setting froth the proposed amendment is as follows:

     Resolved, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "FIRST" so that, as amended,
                                                    -------
said  Article  shall  be  and  read  as  follows:

              "THE NAME OF THIS CORPORATION IS
                       COMTECH CONSOLIDATION GROUP, INC."

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statue were voted in favor of the amendment.

THIRD: That said amendment was duly adapted in accordance with the provisions of
Section  262  pf  tje  General  Corporation  Law  of  the  State  of  Delaware.

FOURTH: That the capital of said corporation shall not be reduced under or by reason of such amendment.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed on this date of July 21, 1997.
              ------------------



                         BY: /s/  MARY JACKSON
                         ---------------------------------------------
                             SIGNATURE  -  AUTHORIZED  OFFICER

                             MARY JACKSON, SECRETARY
                         ---------------------------------------------
                             PRINT  NAME  &  TITLE  OF  OFFICER


     DEI:  1690


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